                                                                   Exhibit 10.74
                            ASSIGNMENT OF COLLATERAL

                          (TRANSCANAL PROPERTIES, INC.)


      THIS ASSIGNMENT OF COLLATERAL (hereinafter referred to as the "Assignment") is made as of the 27th day of October, 1997, by STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN (hereinafter referred to as "Assignor") in favor of Cornerstone Properties Inc. (hereinafter referred to as "Assignee").

                              W I T N E S S E T H :

      WHEREAS, Assignor is the recipient and owner of the promissory note and collateral security documents described on Exhibit A attached hereto and by this reference incorporated herein (the "Collateral"); and

      WHEREAS, pursuant to that certain Loan Purchase Agreement dated as of August 18, 1997, between Assignor and Assignee, Assignor has agreed to transfer all of its right, title and interest in and to the Collateral to Assignee.

      NOW, THEREFORE, for and in consideration of the exchange of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto covenant and agree as follows:

      I. Assignor hereby irrevocably transfers, assigns, grants, bargains, sells, conveys, remises, releases, warrants, set over and confirms unto Assignee for its benefit and the benefit of its successors and assigns, all of its right, title and interest in and to the Collateral without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997, executed by and between Assignee and Assignor.

      II. Upon the request of Assignee, Assignor shall execute and deliver to Assignee such further instruments as Assignee may deem reasonably necessary to effectuate this Assignment.

      III. This Assignment shall bind and inure to the benefit of the Assignor and Assignee and their respective heirs, successors and assigns.

      IV. Nothing in this Assignment shall be construed to give to any person other than Assignee its successors and assigns any legal or equitable right, remedy or claim under this Assignment, and this Assignment shall be held for the sole and exclusive benefit of Assignee and its successors and assigns.

      V. This Assignment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Virginia.

      IN WITNESS WHEREOF, Assignor and Assignee have executed or caused to be executed this Assignment under seal, as of the date and year first above written.

                                            ASSIGNOR:

                                            STICHTING PENSIOENFONDS VOOR DE
                                            GEZONDHEID, GEESTELIJKE EN
                                            MAATSCHAPPELIJKE BELANGEN


                                            By: /s/ Jan H.W.R. van der Vlist
                                            Name: Jan H.W.R. van der Vlist
                                            Title: Attorney-in-fact


                                            By: /s/ Jan H.W.R. van der Vlist
                                            Name: Jan H.W.R. van der Vlist
                                            Title: Attorney-in-fact

                                            ASSIGNEE:

                                            CORNERSTONE PROPERTIES INC.


                                            By: /s/ John S. Moody
                                            ------------------------------
                                            Name: John S. Moody
                                            Title: President


                                            By: /s/ Rodney C. Dimock
                                            ------------------------------
                                            Name: Rodney C. Dimock
                                            Title: Executive Vice President

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )


            Subscribed, sworn to and acknowledged before me by /s/ Jan M.W.R. van der Vlist of STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN this 27th day of October, 1997.


                                    /s/ Patti A. Olson
                                    --------------------------
                                    Notary Public

My Commission Expires: August 31, 1999


STATE OF NEW YORK  )                             Patti A. Olson
                   ) ss.:              Notary Public, State of New York
COUNTY OF NEW YORK )                              No. 4738281


            Subscribed, sworn to and acknowledged before me by Anneke C. van de Puttelaar of STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN this ____ day of _____________, 1997.


                                    /s/ Patti A. Olson
                                    ------------------------
                                    Notary Public

My Commission Expires: August 31, 1999

                                                Patti A. Olson
                                        Notary Public, State of New York
                                                 No. 4738281

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )


            Subscribed, sworn to and acknowledged before me by John S. Moody, President of Cornerstone Properties Inc., this 27th day of October, 1997.


                                    /s/ Patti A. Olson
                                    -------------------------
                                    Notary Public

My Commission Expires: August 31, 1999



STATE OF NEW YORK  )                                      Patti A. Olson
                   ) ss.:                       Notary Public, State of New York
COUNTY OF NEW YORK )                                       No. 4738281


            Subscribed, sworn to and acknowledged before me by Rodney C. Dimock, Executive Vice President of Cornerstone Properties Inc., this 27th day of October, 1997.


                                    /s/ Patti A. Olson
                                    -------------------------
                                    Notary Public

My Commission Expires: August 31, 1999
                                                          Patti A. Olson
                                                Notary Public, State of New York
                                                            No. 4738281

VIRGINIA:

                   IN THE CLERK'S OFFICE OF THE CIRCUIT COURT

            This certificate was presented, and with the Certificate annexed, admitted to record on _______________ at ______________ o'clock __.m.

            Clerk's fees: $____________ have been paid.

                  Attest:___________________________________, Deputy Clerk

                                    EXHIBIT A

1. Amended and Restated Promissory Note dated as of December 31, 1994, executed by TransCanal Properties, Inc. ("TCP") in favor of Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen ("PGGM") in the principal amount of $7,061,864.65.

2. Deed of Trust and Security Agreement dated as of February 3, 1988, executed by TCP in favor of Real Title Company, Inc., as Trustee for the benefit of DIHC Finance Corporation ("DIFCO"), recorded in Deed Book 1234 at page 322, in the Clerk's Office of the Circuit Court for the City of Alexandria, Virginia; as assigned by DIFCO to PGGM pursuant to that certain Assignment of Note and Deed of Trust dated as of March 1, 1988, recorded in Deed Book 1236 at page 384, aforesaid records; as modified by that certain Extension and Modification Agreement dated as of December 31, 1994, executed by and between TCP and PGGM, recorded in Deed Book 1526 at page 666, aforesaid records.

3. Assignment of Lessor's Interest in Leases dated as of February 3, 1988, executed by TCP in favor of DIFCO, recorded in Deed Book 1234 at page 359, aforesaid records; as assigned by DIFCO to PGGM pursuant to that certain Assignment of Assignment of Lessor's Interest in Leases dated as of March 1, 1988, recorded in Deed Book 1236 at page 387, aforesaid records.

                                     ALLONGE

                               ENDORSEMENT OF NOTE

                          (TRANSCANAL PROPERTIES, INC.)


      Pay to the order of CORNERSTONE PROPERTIES INC. (the "Assignee") without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997 executed by and between Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen and Assignee.


                                          STICHTING PENSIOENFONDS VOOR
                                          DE GEZONDHEID, GEESTELIJKE EN
                                          MAATSCHAPPELIJKE BELANGEN


                                          By:  /s/ Jan H.W.R. van der Vlist
                                          ------------------------------------
                                          Name:  Jan H.W.R. van der Vlist
                                          Title:  Attorney-in-fact


                                          By:  /s/ Anneke C. van de Puttelaar
                                          ------------------------------------
                                          Name:  Anneke C. van de Puttelaar
                                          Title:  Attorney-in-fact


                                    DATE: October 27, 1997